UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2008
GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Ex-99.1

Item 8.01.	Other Events
On October 23, 2008, GameTech International, Inc. released a press release reporting the Nevada Gaming Commission unanimously and unconditionally awarded the Company with licenses for the manufacture and distribution of gaming devices within the State of Nevada.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press release issued by GameTech International, Inc., dated October 23, 2008 entitled “GameTech Receives Nevada Gaming Commission License Approval.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/ Jay Meilstrup
Jay Mesilstrup
President and CEO

Date: October 28, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by GameTech International, Inc., dated October 23, 2008 .